Exhibit 99.1

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Bancshares of Florida, Inc.

Investor Presentation

November 9, 2005

Financial Data at 9.30.05
Valuation Data at 11.04.05

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

1

Table of Contents

Title	Slide

Front Cover	1
Index	2
Disclosure	3
Mission Statement	4
Target Client Demographics	5
Serving The Right Markets	6
Company Management	7
Company Profile	8
Shareholder Profile	9
BOFL Issuances and Value Creation	10
Organizational Structure	11
Centralized Strengths of Holding Company	12
Stacking Up Against The Competition	13
Growth in Assets	14
Growth in Loans	15
Loan Mix and Asset Quality	16
Growth in Deposits	17
Deposit Mix and Funding	18
BOFTC – Portfolio Key Statistics	19
BOFTC - Client Base	20
Growth in Trust Assets Under Advice	21
3Q’05 Performance Breakthroughs	22-25
Growth in Top-Line Revenue	26
Quarterly Net Interest Margin	27
Quarterly Efficiency Ratio	28
Net Income Trend	29
Profitability – Consolidated	30
Stock Performance versus Indices	31
Valuation Comparison – Florida Peers	32
Becoming A Billion Dollar Company	33
Q & A	34

2

Disclosure

This presentation includes numerous estimates and
assumptions. Actual results will vary from the
information presented herein and such results may be
negative and adverse. This information is presented for
discussion purposes only.

3

Mission Statement

To be the “Bank of Choice” for
businesses, professionals and individuals with a desire for
relationship-driven financial solutions.

•	Targeting the fastest growing markets in South Florida

•	Independent community banks with local Boards of Directors

•	Full-service commercial banking delivered in a private banking environment with limited branching

•	Primary focus is lending on commercial real estate properties in the $1 million to $10 million size range

•	State-of-the-art products and services, especially cash management

•	Integrated wealth management strategy through Bank of Florida Trust Company

•	Motivated staff of experienced banking professionals

•	Goal to be $1 billion in assets within three years, excluding acquisitions

4

Target Client Demographics

•	Business owners

•	Entrepreneurs

•	Executives

•	Professionals (doctors, attorneys, accountants)

•	Professional associations

•	Businesses

•	Wealthy families and individuals

•	Foundations and estates

5

Serving The Right Markets

[GRAPHIC APPEARS HERE]

Market	Total Market Deposits

Southwest Florida	$19.7 billion
Fort Lauderdale	$33.4 billion
Tampa Bay	$35.2 billion
Palm Beach County	$34.4 billion
Miami-Dade County	$35.1 billion
(Deposits in Area Served)
Total Deposits	$157.8 billion

Bank of Florida markets hold nearly 50% of Florida’s total deposits

6

Company Management

	Years with BOFL	Years Banking Experience	Prior Affiliations

Michael L. McMullan	6	28	Bank of America, NationsBank
President and Chief Executive Officer

Martin P. Mahan	4	28	Huntington Bancshares,
Chief Operating Officer and EVP			Barnett Bank

David G. Wallace	2	35	Community Bank System, Inc.,
Chief Financial Officer and EVP			Maryland National Bank

Craig D. Sherman	6	22	Bank of America, NationsBank,
Chief Lending Officer and EVP			SouthTrust

John B. James	6	36	Bank of America, NationsBank,
EVP and Director of Corporate Risk Management			C& S Banks

John S. Chaperon	3	34	Gateway American Bank,
EVP Credit Administration			Union Bank of Florida

Daniel W. Taylor	1	35	eIBB (data imaging), TIBB
EVP and Director Operations and Technology			Bank of the Keys, First Florida Bank, Inc.

7

Company Profile

	Opened	As of September 30, 2005 Balances in 000s

Assets
Bank of Florida, Southwest (Naples)	August 1999	$268,000
Bank of Florida, Fort Lauderdale*	July 2002	$195,000
Bank of Florida, Tampa Bay	November 2004	$63,000
Parent Company and Other	September 1998	$(8,000)
Consolidated			$518,000

Loans			$445,000

Deposits			$443,000

Assets Under Advice	August 2000		$341,000
Bank of Florida Trust Company

Shareholders’ Equity			$54,000

* In-Market Expansion (Assets):
Bank of Florida, Fort Lauderdale
Bank of Florida in Palm Beach	October 2004	$21,000
Coral Ridge Branch	November 2004	$31,000

8

11.04.05 or most recent data available
Shareholder Profile	In 000s, except number of shareholders and share price

	Number of Shares	Dollars (000s)	% Shares Outstanding	# of Shareholders

Number of Shares Outstanding	5,919	$141,113		1,895

Institutional Shares Held Per 13F Filings (incl. one 5% + holder)	1,114	$26,558	18.8%	16

Insider Shares Held (no 5%+ holders) *	1,143	$27,253	18.5%	18

Common Stock Issuance History
August 1999 ($10 per share)	1,145	$11,451
July 2002 ($10 per share)	912	$9,120
February 2003 (IPO @ $10 per share)	1,000	$10,000
July 2004 (Secondary @ $12.50 per share)	1,725	$21,563
April 2005 (PIPE @ $15.00 per share)	915	$13,725
May 2005 Conversion of Preferred Stock to Common ($15.78 per share)	165	$2,475

Total Shares and Gross Proceeds	5,862	$68,334

*Includes shares which insiders have the right to acquire within 60 days of 4.18.05 through the exercise of stock options, in the amount of	252

BOFL Price at 11.04.05		$23.85

9

BOFL Issuances and Market Value Creation

Total Market Value Creation = $72 million

[CHART APPEARS HERE]

As of 11.04.05

10

Organizational Structure

[GRAPHICS APPEAR HERE]

11

Centralized Strengths of Holding Company

Leveraging Our Strengths

[GRAPHIC APPEARS HERE]

12

Stacking Up Against the Competition

Bancshares of Florida and its affiliates reach the most underserved and the most profitable segment of banking customers

The Competition		Bancshares of Florida

•	Big Banks:	•	Separate charters allow:
	Internal focus		Local boards of directors
	Merger Mania		Client access to bank executives
	Commoditized delivery		Local decision making
Customized products
•	Small Banks:		High-touch delivery
	Limited lending capacity		Access to capital to fuel growth
	Limited capital		Expanded lending capabilities
	Limited product delivery		Quick turnaround times
Community involvement

13

Growth in Assets

[CHART APPEARS HERE]

14

Growth in Loans

[CHART APPEARS HERE]

15

Loan Mix and Asset Quality

	Outstandings as of September 30, 2005

	(000s)	Percent

Loan Mix
Commercial	$353,000	79%
Residential Mortgage	53,000	12%
Home Equity/Consumer LOC	27,000	6%
Consumer Installment and Other	12,000	3%

Total Loans	$445,000	100%

Asset Quality	Nonperforming Loans/Outstandings	Net Charge-Offs / Avg. Loans

Bancshares of Florida, Inc. (6.30.05)	0.12%	0%
Nationwide Peer Group	0.51%	0.10%
Bancshares of Florida, Inc. (9.30.05)	0.07%	0.01%

16

Growth in Deposits

[CHART APPEARS HERE]

17

Deposit Mix and Funding Sources

	Average Outstandings

		Percent Mix
	3Q’05 000s
		3Q’05	3Q’04

Deposit Mix
Noninterest–Bearing Checking	$80,400	18%	14%
NOW	53,100	12%	8%
Money Market and Savings	149,400	34%	26%
Certificates of Deposit – Local	123,800	28%	32%
Certificates of Deposit – National*	34,700	8%	20%

Total Deposits	$441,400	100%	100%

*Internal maximum guideline of 20% of total assets or $112 million

	Outstanding at 9.30.05	Available at 9.30.05

Funding Mix
Federal Home Loan Bank – collateral identified	$11,000	$11,300
Federal Home Loan Bank – collateral being identified	0	50,900
Correspondent Banks	0	20,300
Bank Subsidiary Subordinated Debt (Tier II)	8,000	Note	*

Total Other Funding Sources	$19,000	$82,500

* Potential $11.0 million upon regulatory approval (50% Tier I)

18

Bank of Florida Trust Company

Portfolio Key Statistics

Assets Under Advice	$340.8 million

Number of Relationships	84 Total
Naples – 58
Fort Lauderdale – 23
Tampa – 3
450+ individual accounts

Average Relationship	$4.0 million

Director / Officer Relationships	25 = $60.7 million

As of 9.30.05

19

Bank of Florida Trust Company

Client Base

[CHART APPEARS HERE]

As of 9.30.05

20

Growth In Trust Assets Under Advice

[CHART APPEARS HERE]

21

Third Quarter Achievements

•	Achieved record total assets of $518 million

•	Grew profitability to $588,000 in net income; represents a $1.6 million improvement since 4Q ’04 expansion began

•	Grew EPS by 400% over second quarter 2005 to $0.10

•	Continued to improve net interest margin to a company high of 4.39%

•	Achieved $131M in stock market capitalization

•	Drove down efficiency ratio to 80%

•	Stock price up 30% for the quarter and 37% for the year; reached all-time high price of $24.05 on November 4, 2005

•	Achieved 2.5x Price-to-Tangible-Book, commensurate with peer performance

22

How We Did It

•	Reached An All-Time Quarterly High in Net Loan Production of $52 million for the third quarter

	–	Outstanding loan committees and lending teams

	–	Loan growth of $120M through 3Q 2005 versus budget of $92M, bringing us to $26M over plan

	–	Loan growth to date nearly exceeds loan growth for all of 2004

•	Maintained Our Strong Focus On Asset Quality

	–	7 basis points in nonperforming loans

	–	$42,000 in net charge-offs year to date or 0.01% of average loans outstanding

23

How We Did It

•	Continued to Benefit from our Asset Sensitive Balance Sheet

	–	Intentionally built portfolio around adjustable rate loans (49% of loans immediately adjust to prime rate increases)

	–	Significant improvement in net interest margin, up 95 basis points from 2Q ’04, after which Fed began raising interest rates

	–	3Q ’05 loan yield up 1.49% since 2Q ’04, prior to start of 11 step increases in prime rate (up 2.75%)

•	Improved our “Operating Leverage”

	–	Held expense increase at 4.2% while growing top-line revenue in excess of 13%

	–	Reflects effective and balanced expense monitoring

24

How We Did It

•	Strengthened our Capital Structure at the Affiliate Level

	–	Added $11 million in subordinated debt, replacing $2 million in expensive debt at Naples bank

•	Experienced Phenomenal Growth in our Trust Company

	–	Exceeded $340 million in assets under advice

	–	Positioned for significant growth and profitability

•	Continued to Ramp Up our Residential Lending Program

	–	Closed $45 million in loans year-to-date ($29 million sold in secondary market)

	–	$37 million pipeline at quarter end

25

Growth In Top-Line Revenue

[CHART APPEARS HERE]

26

Quarterly Net Interest Margin

[CHART APPEARS HERE]

27

Quarterly Efficiency Ratio

[CHART APPEARS HERE]

28

Net Income Trend

[CHART APPEARS HERE]

29

Profitability – Consolidated

		Expansion Began 4Q ’04	3Q’05 vs 4Q’04

	3Q ’05		$ Change	% Change

Consolidated Net Income
Reported	$587	$(993)	$1,580	159%
Less: Net Expansion Costs	$(501)	$(949)	$448	47%

Net Income from Primary Subsidiaries	$1,088	$(44)	$1,132	27	x
Consolidated Net Income Per Share*
Reported	$0.10	$(0.22)	$0.32	145%
Less: Net Expansion Costs	$(0.08)	$(0.20)	$0.12	60%

Net Income from Primary Subsidiaries	$0.18	$(0.02)	$0.20	10	x

*Includes impact of preferred stock of $0.04 in 4Q ’04 $ in 000s, except per share

30

Stock Performance versus Indices

Since our IPO in February 2003,
BOFL has exceeded the major Bank Stock Indices
and the S&P 500 Index

[CHART APPEARS HERE]

31

Valuation Comparison
Publicly-Traded Florida Commercial Banks

	Bancshares of Florida BOFL		Vision Bancshares VBAL		Commercial Bancshares CLBK		TIB Financial TIBB		9-Bank Peer Median

Market Value	$131	M	$125	M	$225	M	$178	M	$151	M
Per Share	$22.12		$20.65		$37.59		$31.10		$25.55
to EPS (LTM)	NM		NM		20.1	x	29.3	x	23.8	x
to Book	244%		290%		285%		251%		219%
to Tang. Book	248%		319%		286%		256%		239%
Assets	$505	M	$566	M	$966	M	$1,013	M	$698	M
ROA (LTM)	NM		0.76%		1.32%		0.74%		0.76%
ROE (LTM)	NM		7.68%		15.79%		9.15%		9.15%

3-Year Growth
Assets	74%		70%		16%		23%		23%
Loans	71%		66%		11%		25%		23%
Deposits	78%		68%		18%		24%		24%

Total Price Return	(2.75 years	)
3 Year	139%		144%		118%		138%		100%
1 Year	65%		74%		0%		31%		27%

Peer and BOFL financial data as of 9.30.05 except VBAL and FSTF
Peer valuation as of 11.04.05
Peer group: 9 banks with asset size $300M to $2.6B

32

Becoming A $1 Billion Asset Company

Based on historical trends, industry benchmarks, and present Florida Peer Group valuations.

	Assumptions				Capital Impact*

	Asset Growth Rate	Target Capital/ Assets	Target ROA		Ending Assets	Net New Capital Required	Assume All Common at Price of

12.31.05	28%	9.9%	—	12.31.05	$540	—	—
12.31.06	30%	10.0%	0.50%	12.31.06	$702	$13	$16.50
12.31.07	30%	9.5%	0.75%	12.31.07	$913	$10	$18.00
12.31.08	30%	9.0%	1.00%	12.31.08	$1,187	$10	$20.00

	Earnings				Stock Price at Alternative Price/Book Ratios

	Net Income	Earnings Per Share	Book Value Per Share		2.0x	2.5x	3.0x

12.31.05	—	—	$9.00	12.31.05	$18.00	$22.50	$27.00
12.31.06	$3.1	$0.49	$10.30	12.31.06	$20.50	$25.50	$31.00
12.31.07	$6.1	$0.85	$11.70	12.31.07	$23.50	$29.00	$35.00
12.31.08	$10.5	$1.36	$13.40	12.31.08	$27.00	$33.50	$40.00

* Capital Assumption: Excludes potential use of trust preferred financing at holding company level and additional subordinated debt at bank level.
$ in 000s except per share	Projected as of May 18, 2005

33

Bancshares of Florida, Inc.

Q &A

34